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                                                                   EXHIBIT 23.01


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We have issued our report dated April 5, 2000, accompanying the financial statements of Wasatch Pharmaceutical, Inc. which is included in its annual report on Form 10-KSB for the fiscal year ended December 31, 1999, and hereby consent to the incorporation by reference to such report in this Registration Statement on Form S-8.

/S/ Thomas Leger & Co.

1235 N. Loop West, Suite 907
Houston, TX 77008-4707
August 2, 2000